UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 5, 2017

Date of Report (Date of earliest event reported)

New Senior Investment Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36499	80-0912734
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 45th Floor New York, New York		10105
(Address of principal executive offices)		(Zip Code)

212-479-3140

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On October 5, 2017, New Senior Investment Group Inc. (the “Company”) issued a press release announcing it expects to complete $296 million of asset sales (the “Transactions”) during the fourth quarter of 2017. The Transactions include (i) a $186.0 million sale of six triple net leased properties (the “Leased Properties”), as well as termination of the related lease (the “Leased Portfolio Sale”) and (ii) a $109.5 million sale of nine properties (the “Managed Properties”) managed by Holiday Retirement (the “Managed Portfolio Sale”), in each case as described in more detail below. The closings of the Transactions are independent of one another and are each subject to customary closing conditions. There can be no assurance that the Transactions will be completed on the terms and within the timeframe described herein, or at all. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The Leased Portfolio Sale

On September 29, 2017, certain wholly owned subsidiaries of the Company (the “Landlords”), as sellers, entered into a Purchase and Sale Agreement (the “Leased Portfolio Sale Agreement”) with LCS Dallas II LLC, as buyer (“Buyer”) pursuant to which the Buyer agreed to purchase the Leased Properties, which are currently subject to a triple net lease (the “Lease”) with LCS Dallas Operations LLC, an Iowa limited liability company (“Tenant”), an affiliate of Buyer. The Landlords will receive $186 million in total consideration, structured as a $170 million purchase price and a $16 million lease termination payment, as further described below. In connection with the execution of the Leased Portfolio Sale Agreement, Buyer funded an initial deposit of $3 million, which amount would be increased in connection with an extension of the closing date (the “Deposit”).

The Leased Portfolio Sale Agreement is scheduled to close on November 15, 2017, subject to two 30-day extension options and customary closing conditions. In the event of a material breach by Buyer, or in the event of a monetary default by Tenant under the Lease or a failure to consummate the transactions contemplated by the Termination Agreement (described below), the Landlords shall be entitled to retain one-half of the Deposit as liquidated damages and one-half of the Deposit shall be applied as additional security pursuant to the Lease.

On September 29, 2017, simultaneously with the execution of the Leased Portfolio Sale Agreement described above, the Landlords and Tenant, entered into a Lease Termination Agreement (the “Termination Agreement”) to terminate the Lease effective as of the closing of the sale of the Leased Properties pursuant to the Leased Portfolio Sale Agreement. Pursuant to the Termination Agreement, (i) the Lease and the other related documents will be terminated, (ii) the Landlords and the Tenant shall be fully relieved of and released from all obligations and liabilities that each had to the other under the Lease and related documents and (iii) the Landlords’ security interest in the Tenant Property (as defined in the Lease) shall terminate, effective as of the closing of the sale of the Leased Properties pursuant to the Leased Portfolio Sale Agreement. Pursuant to the terms of the Termination Agreement, the Tenant shall pay the Landlords a $16 million fee as consideration for the termination of the Lease and related documents. The Lease was entered into on June 30, 2014 between the Landlords and Tenant, with an initial term expiring June 30, 2029. The Termination Agreement and the Leased Portfolio Sale Agreement are each conditioned upon one another.

The Managed Portfolio Sale

On August 2, 2017, certain of the Company’s indirect wholly owned subsidiaries, as sellers, entered into two Purchase and Sale Agreements with GAHC4 Central Florida Senior Housing Portfolio, LLC, as buyer, with respect to the Managed Properties (together, the “Managed Portfolio Sale Agreements”). Pursuant to the Managed Portfolio Sale Agreements, as amended, the diligence period expired on September 22, 2017 for all but one of the Managed Properties and on September 30, 2017 for the remaining property. The Managed Portfolio Sale Agreements are subject to customary closing conditions.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain items in this Current Report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts. They represent management’s current expectations regarding future events and are subject to a number of trends and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from those described in the forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s annual and quarterly reports filed with the Securities and Exchange Commission, which are available on the Company’s website (www.newseniorinv.com). New risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Any of these risks could impact the ability to complete the Transactions on the terms and within the timeframe described herein. Forward-looking statements contained herein speak only as of the date of this Current Report, and the Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

This Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

No.	Description
99.1	Press Release, dated October 5, 2017.

EXHIBIT INDEX

No.	Description
99.1	Press Release, dated October 5, 2017.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2017

NEW SENIOR INVESTMENT GROUP INC.

By:	/s/ Bhairav Patel
Bhairav Patel
Interim Chief Financial Officer and Chief Accounting Officer